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                                EXHIBIT 10.10D

                      FOURTH AMENDMENT TO LOAN AGREEMENT

     This Amendment made this 28/th/ day of January, 1997, effective as of December 31, 1996, by and between Sunwest Bank of Albuquerque, National Association, a national banking association ("Bank") and New Mexico Utilities, Inc., a New Mexico corporation ("Borrower").

     WHEREAS, on January 25, 1995 Bank and Borrower entered into a certain Loan Agreement ("Loan Agreement") pursuant to the terms and conditions of which credit has been extended by Bank to Borrower;

     WHEREAS, Bank and Borrower entered into a First Amendment to Loan Agreement dated October 10, 1995 (the "First Amendment").

     WHEREAS, Bank and Borrower entered into a Second Amendment to Loan Agreement dated April 17, 1996 (the "Second Amendment").

     WHEREAS, Bank and Borrower entered into a Third Amendment to Loan Agreement dated July 16, 1996 (the "Third Amendment"). (The Loan Agreement, First Amendment, Second Amendment and Third Amendment collectively referred to as "Agreement").

          WHEREAS, Bank and Borrower are desirous of amending the Agreement upon the following terms and conditions.

     FOR VALUABLE CONSIDERATION, the receipt and sufficiency of which is hereby acknowledged by the undersigned, Bank and Borrower agree as follows:

     1. Paragraph 8(e) shall be amended by deleting the phrase "1.20 to 1.00" and substituting therefor the phrase "1.00 to 1.00".

     2. Except as expressly amended hereby, the terms and conditions of the Agreement and the documents executed and delivered in conjunction with the credit extended thereunder shall remain in full force and effect and are hereby ratified.

BORROWER:                               New Mexico Utilities, Inc.,
                                        a New Mexico corporation

                                        By /s/ WILLIAM C. JASURA
                                           -------------------------
                                           William C. Jasura, Vice President
                                           Finance & Chief Financial Officer
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GRANTOR:                                Southwest Water Company,
                                        a Delaware corporation



                                        By /s/ PETER J. MOERBEEK
                                           -------------------------
                                           Peter Moerbeek, Vice President
                                           Finance & Chief Financial Officer



BANK:                                   Sunwest Bank of Albuquerque,
                                        N.A., a national association



                                        By /s/ DON K. PADGETT
                                           -----------------------------
                                           Don K. Padgett,
                                           Senior Vice President